================================================================================

                                    FORM T-1

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                             STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                          _____________________________

                             THE BANK OF NEW YORK
                (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

48 Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                   (Zip code)

                          _______________________________

                             NINE WEST GROUP INC.
                       NINE WEST DEVELOPMENT CORPORATION
                       NINE WEST DISTRIBUTION CORPORATION
                         NINE WEST FOOTWEAR CORPORATION
                       NINE WEST MANUFACTURING CORPORATION
               (Exact name of obligor as specified in its charter)

     Delaware                                                   06-1093855
     Delaware                                                   06-1462089
     Delaware                                                   43-1660658
     Delaware                                                   43-1660656
     Delaware                                                   31-1435374
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

9 West Broad Street
Stamford, Connecticut                                      06902
(Address of principal executive offices)                   (Zip code)

                        ______________________

                 8 3/8% Series B Senior Notes due 2005
                  (Title of the indenture securities)

================================================================================



1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State        2 Rector Street, New York, N.Y.
     of New York                                 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                             N.Y.  10045

     Federal Deposit Insurance Corporation       Washington, D.C.  20429

     New York Clearing House Association         New York, New York   10005

     (b)   Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




                               SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of July, 1997.


                                             THE BANK OF NEW YORK



                                             By:      /s/ Thomas E. Tabor
                                                  --------------------------
                                                  Name:  Thomas E. Tabor
                                                  Title: Assistant Treasurer